FORM 8-K/A.--CURRENT REPORT
              (As last amended in Rel. No. 34-36968, eff. 8/13/92.)

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC
                                      20549



                                   FORM 8-K/A



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 29, 1995


                        CONSOLIDATED CAPITAL PROPERTIES V
             (Exact name of registrant as specified in its charter)


             CALIFORNIA                0-13083               94-2918560
   (State or other jurisdiction of   (Commission          (I.R.S. Employer
   incorporation or organization)   File Number)           Identification
                                                               Number)


                          One Insignia Financial Plaza
                              Post Office Box 1089
                        Greenville, South Carolina  29602
                     (Address of Principal Executive Office)


        Registrant's telephone number, including area code (864) 239-1000






Item 2.  Acquisition or Disposition of Assets

   On December 29, 1995, Consolidated Capital Properties V, a California limited partnership (the "Partnership"), sold Fourth and Race Tower, located in Cincinnati, Ohio to an unaffiliated party, West Fourth Associates, Ltd., an Ohio limited liability company. The property was sold in an effort to maximize the Partnership's return on its investment. Total cash paid for Fourth and Race Tower was $1,050,000.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits:

         See Exhibit Index contained herein.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CONSOLIDATED CAPITAL PROPERTIES V


                                    By:   ConCap Equities, Inc.
                                          General Partner



                                    By:   /s/ Carroll D. Vinson
                                          Carroll D. Vinson
                                          President

                                    Date: May 23, 1996

                                  EXHIBIT INDEX


EXHIBIT NO.          DESCRIPTION

  10.21 Contract to purchase and sell property made and entered into as of November 14, 1995 by and between Race Street Assoc. Ltd., an Ohio limited partnership and West Fourth Associates Limited Partnership, an Ohio Limited Partnership.